EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alliance Distributors Holding Inc., a Delaware Corporation (the "Company"), on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), Barbara A. Ras, Chief Financial Officer/Principal Financial and Accounting Officer, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to her knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 22, 2006

                        /s/ Barbara A. Ras
                        --------------------------------------
                        Barbara A. Ras
                        Chief Financial Officer/Principal
                        Financial and Accounting Officer